SCUDDER
                                                                     INVESTMENTS

Scudder Strategic Income Fund

Supplement to Prospectus Dated January 30, 2002

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Effective on or about September 2, 2002, the following information supplements the current disclosure in the "Who Manages and Oversees the Funds" section of the fund's prospectus:

The subadvisor

Deutsche Asset Management Investments Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Strategic Income Fund responsible for managing the portion of the fund's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.500% for the first $250 million of average daily net assets allocated to DeAMIS for management, 0.490% of the next $250 million of such net assets, 0.470% of the next $500 million of such net assets, and 0.430% of such net assets in excess of $1 billion.

The following replaces the information in "The portfolio managers" section of the fund's prospectus as it relates to the Strategic Income Fund:

Effective on or about September 2, 2002, the following people handle the day-to-day management of the fund:

  Jan Faller                                   o Previously served as Senior vice
  Managing Director of Deutsche Asset            president and director of the
  Management and Lead Manager of the Fund.       Fixed Income Division of
   o Joined Deutsche Asset Management in         Chicago-based ABN AMRO Asset
     1999 and the Fund in 2000.                  Management USA, Manager of the
   o Over 12 years of investment                 industry corporate bond department at ABN
     experience.                                 AMRO from 1997 to 2000.
   o PanAngora Asset Management, Bond         o  MS, Finance, University of
     and Currency Investment Manager from        Wyoming.
     1995-1999.
   o MBA, Amos Tuck School,                   Andrew Cestone
     Dartmouth College.                       Director of Deutsche Asset
                                              Management and Portfolio Manager of
  Greg Boal                                   the Fund.
  Managing Director of Deutsche Asset          o Joined Deutsche Asset Management
  Management and Portfolio Manager of            in 1998 and the Fund in 2002.
  the Fund.                                    o Prior to that, investment
   o Joined Deutsche Asset Management in         analyst, Phoenix Investment 2000
     and the Fund in 2002.                       Partners, from 1997 to 1998.
   o Over 17 years of investment industry      o Prior to that, credit officer,
     experience.                                 asset based lending group, Fleet
                                                 Bank, from 1995 to 1997.


Effective on or about September 2, 2002, the following people handle the day-to-day management of the emerging market debt securities held by the fund:

  Brett Diment                              Ian Clarke
  Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
  Management.                               Management.
   o Joined Deutsche Asset Management in     o Chief Investment Officer of Global
     1991.                                     Fixed Income and responsible for
   o Over 12 years of investment               global asset allocation strategy:
     industry experience.                      London.
   o Head of Emerging Market Debt for        o Joined Deutsche Asset Management
     London Fixed Income and responsible       in 1999 after 15 years of
     for coordinating research into            experience, previously serving The
     Continental European markets and          United Bank of Kuwait plc as a
     managing global fixed income,             senior global fixed income
     balanced and cash based portfolio:        portfolio manager and more
     London.                                   recently as an executive director
   o Joined the Fund in 2002.                  at Morgan Stanley Dean Witter.
                                             o Joined the Fund in 2002.
  Edwin Gutierrez                            o BSc, the University of Salford.
  Vice President of Deutsche Asset
  Management.                               Timothy C. Vile
   o Member of Emerging Debt team:          Managing Director of Deutsche Asset
     London.                                Management.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
     2000 after 5 years of experience          in 1991 with 6 years of experience
     including emerging debt portfolio         that included portfolio manager
     manager at INVESCO Asset Management       for fixed income portfolios at
     responsible for Latin America and         Equitable Capital Management.
     Asia and economist responsible for      o Joined the Fund in 2002.
     Latin America at LGT Asset
     Management.
   o Joined the Fund in 2002.
   o MsC, Georgetown University.










August 7, 2002

                         SCUDDER STRATEGIC INCOME FUND
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 30, 2002

Effective on or about September 2, 2002, the following supplements the "Management of the Funds" section in the currently effective Statement of Additional Information:

Sub-Advisor. Deutsche Asset Management Investment Services Limited ("DeAMIS" or "Subadvisor"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the Fund. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DeAMIS will manage the portion of the Fund's assets invested in emerging market debt securities.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.500% for the first $250 million of average daily net assets allocated to DeAMIS for management, 0.490% of the next $250 million of such net assets, 0.470% of the next $500 million of such net assets, and 0.430% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through September 30, 2003, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or the Subadvisor by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.





August 7, 2002